UNITED STATES SECURITIES AND EXCHANGE COMMISSION
FORM 8-K CURRENT REPORT

Filed with the U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations under Section 13a-11 of the Securities Exchange Act of 1934

Date of This Report:
Period Ending: June 12, 2007

(Date of Earliest Transaction Associated with
Events Disclosed in this Report: September 8, 2006)

(Filing Date of this Report: July 2, 2007)

CARTOON ACQUISITION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50411	20-0269287
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

None
(Street Address of Principal Executive Office)

Mailing Address:
c/o Hudson Companies Group Operations
Post Office Box 202
Wyoming, New York 14591-0202

(585) 495-6914
(Registrant’s Telephone Number Including Area Code)
Telecopier (585) 495-6914

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K Current Report dated June 12, 2007, Page 1 of 6

INTRODUCTORY EXPLANATION.

     This is a current report filed on Form 8-K (the "Report") by Cartoon Acquisition, Inc., a United States corporation organized under the laws of the State of Delaware (the "Registrant") with the U. S. Securities and Exchange Commission (the "Commission"), and is intended to provide adequate disclosure of all material events and transactions related to the receipt by the Registrant of official correspondence from the Commission, dated September 12, 2006, and of the Registrant's reply thereto.

     With the exception of the contents of any section, item, or exhibit to the contrary indicated, the Registrant considers the remaining information in this Report to be "filed" pursuant to Section 18 of the Securities Exchange Act of 1934.

ADVICE OF FORWARD-LOOKING STATEMENTS.

     Some of the statements made by the Registrant in this Report may be deemed "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

     While the Registrant is not seeking safe harbor for the statements of actual events, certain conclusions that are implied by the Registrant to report the events described in this item may be deemed to be "forward-looking". Forward-looking statements ARE NOT HISTORICAL FACTS; rather, such statements are based upon the OPINIONS AND ESTIMATES of the Registrant's senior executive management on the date such statements are made. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY THE REGISTRANT'S SENIOR EXECUTIVE MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. These forward-looking statements that may infer an impression of optimism about the beliefs and expectations of the Registrant's senior executive management and may be expressed through and identified by words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "contemplates", "prospective", "attempt", "proposed", and similar expressions or terms, which identify forward-looking statements.

     The Registrant cautions the Commission and the public not to place undue influence or reliance on these forward-looking statements, which speak only as of the date they were made. The Registrant undertakes no obligation to update these forward-looking statements, or the information therewith associated, in any future filings, schedules, or reports.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

Form 8-K Current Report dated June 12, 2007, Page 2 of 6

     For the period covered by this Report, the Registrant did not modify any constituent instruments defining the rights of the holders of its common stock; and, the rights evidenced by any of the Registrant's common stock have not been materially limited or qualified by the issuance of modification of any other class or series of the Registrant's securities.

     However, in the matter that is the principal subject of this Report, and discussed elsewhere herein, the Registrant made certain statements to the Commission to indicate that it was experiencing limitations on its available working capital.

     As the result of that disclosure, the Registrant is obligated to provide an explanation for those statements pursuant to the general instruction under Item 3.03 of Form 8-K.

A. Working Capital; Limitations.

     On June 12, 2007 the Registrant replied to a comment letter it received from the Commission on September 18, 2007. (A facsimile of the Commission's letter and a recomposition of the Registrant's reply are annexed as exhibits to this Report and may be located under Item 9.01. D hereunder. Readers are encouraged to read the letters. To that extent, the Registrant provided an explanation of its proposals to the Commission in order to remedy the issues addressed by the Commission in its letter to the Registrant.)

     The Registrant's Board of Directors is concerned that the limitations imposed on the Registrant's available working capital may materially and adversely affect the Registrant's ongoing development and, more significantly, may interfere with the Registrant's capability to comply with certain rules and regulations of the Commission in regard to its obligations to file reports with the Commission. If either of the aforesaid events occurred, it would cause a material adverse effect to the holders of the Registrant's common stock.

     As the direct result of the absence of any adequate working capital or the capability to secure satisfactory credit accommodations, and in respect of the significant debts and liabilities of the Registrant, the Registrant must notify its shareholders that its Board of Directors does not intend to declare or pay a cash dividend in the 20-month period following the date of this Report. However, the Registrant's Board of Directors is considering a declaration of a stock dividend to its shareholders in the form of a proportionate distribution of shares in one or more of its operating subsidiaries, in order to offset the lack of the declaration, payment, and distribution of a cash dividend to its shareholders from its inception date, to-date. The Registrant cannot insure that any such non-cash dividend will provide beneficial or offset the prior losses incurred by the Registrant's shareholders, and, the Registrant makes no warranties or representations in that respect.

     In order for the Registrant to continue as a going concern, (a) it must be able to fully and completely satisfy its reporting obligations with the Commission under Section 13a-11 of the Securities Exchange Act of 1934 (the "Reporting Obligations"), (b) it must be able to remedy a certain delinquency with the principal creditor of its Subsidiary, (c) it must be able to engage in one or more transactions that involves the acquisition of a substantial operating asset or assets, without first having to pay an initial and/or immediate disbursement of funds (to the seller or transferee of any such assets), or (d) it must be able to enter into a business combination

Form 8-K Current Report dated June 12, 2007, Page 3 of 6

transaction with a company that will accept the responsibility to discharge or otherwise assume the Registrant's significant debts and financial obligations and be willing to assume and agree to perform the Registrant's Reporting Obligations to the Commission. Lest none of these events occur in a timely fashion, it will be difficult for the Registrant to continue as a going concern.

     Notwithstanding and excepting the receipt by the Registrant of any notice of the commencement of any administrative proceeding against the Registrant by the Commission, it will be necessary for the Registrant to expend between $129,800 and $276,000 throughout the 120-day period following the date of this Report in order to satisfactorily perform on each of its obligations and liabilities, as have been generally outlined hereinabove.

     In the interim, the Registrant's President and Chief Executive Officer, Randolph S. Hudson, has agreed to advance the Registrant those funds that will be sufficient for the Registrant to perform its Reporting Obligations, as they have been described elsewhere in this Report, and to continue, at a minimum, with its development objectives for at least three months beyond the date of this Report. Each such advance to the Registrant shall be deemed a non-interest advance from a shareholder and shall be accounted for on the Registrant's books-of-account as has been customary for prior periods.

SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

A. Notice of Comments by the Commission.

     On September 18, 2006, the Registrant received a letter from the Commission, which informed the Registrant of certain comments made by the Commission's Chief Accountant in regard to the Registrant's disclosure under Item 4.01 on a certain current report made by it for the period-ended September 8, 2006 (the "Subject Report"). (The Registrant is not annexing a facsimile of that report and is not incorporating any information contained in the Subject Report, other than to rely on statements that were heretofore made and previously reported to the Commission.) (The Registrant is annexing a copy of the Commission's comment letter to the Registrant, which may be located under Item 9.01. D of this Report.)

     In summary, the Commission's comments were limited (1) to the Registrant's incorrectly placed disclosure in the Subject Report under Item 4.01 of the resignation of John J. Marchaesi, C. P. A., of Rochester, New York, who served as the Registrant's non-certifying compilation accountant, (2) the Registrant's failure to report the dismissal of its former principal certifying accountant, Berger Apple & Associates, Ltd. of Beachwood, Ohio, and (3) the failure by the Registrant to properly report the engagement of its present principal certifying accountant, Michael T. Studer, C. P. A., P. C. of Freeport, New York.

     In addition to the Commission's formal comments to the Registrant in that certain comment letter, the Registrant's President conducted certain subsequent and informal discussions with the Commission's Chief Accountant. (While not obligated so to do, the Registrant offered the Commission its responses to those separate issues in its formal reply to the Commission; however, the Registrant requested "confidential treatment" for certain of its responses in that regard.)

Form 8-K Current Report dated June 12, 2007, Page 4 of 6

     On June 12, 2007 the Registrant replied to a comment letter it received from the Commission on September 18, 2007. (A recomposed version of the Registrant's reply to the Commission is annexed as an exhibit to this Report, which may be located under Item 9.01. D of this Report.)

     Lastly, the Registrant suggested a schedule by which it estimated it could remedy its Reporting Obligations' delinquency. The readers hereof are encouraged to read the Registrant's reply to the Commission's letter, which is attached as an exhibit hereto, to learn of the Registrant's estimates in this regard.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits.

      The following exhibits are deemed "filed" by the Registrant.

     Unless to the contrary indicated elsewhere in this Report, each of the following exhibits is made a part of this Report by its annexation hereto:

Exhibit No.	Description of Exhibit
99.1	(Facsimile of) Letter from Commission dated September 12, 2006
99.2 (Recomposed Version of) Registrant's (First) Reply of June 12, 2007 to Commission's Letter dated September 12, 2006
99.3	(Facsimile of) Letter of Engagement of Michael T. Studer, C. P. A., P. C.

FURTHER UNDERTAKINGS.

     The Registrant, for the events that occurred for the period stated hereon, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this Report for the period in question, and (b) to include any other information that may be pertinent to the events described in this Report and obtained by the Registrant on a date beyond the date of this Report.

AVAILABLE INFORMATION.

     The Registrant is subject to the reporting requirements of section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file quarterly, periodic, annual, and transitional reports, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by U. S. Federal securities rules and regulations. The public may view, read, or make copies of all the Registrant's existing reports,

Form 8-K Current Report dated June 12, 2007, Page 5 of 6

proxy statements, and other documents filed with the Commission at the Commission's Public Reference Room, which is located at 100 F Street, Northeast, Washington, D. C. 20549. Copies of said materials may also be obtained at from the Commission's Web site, the address of which is http://www.sec.gov, or by telephoning the Commission at 1-800-SEC-0330.

     The Registrant shall permit its shareholders to ask questions of, and receive answers from, the Registrant concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense. The Registrant requests that its shareholders contact it by mail, to its mailing address, which is listed on the cover of this Report. As of the date of this Report, the Registrant does not operate a website.

Notice: Intentional Misstatements or Omissions of Fact Constitute (U. S.) Federal criminal violations under 18 U. S. C. 1001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: June 28, 2007
By Order of the Board of Directors of Cartoon Acquisition, Inc., the Registrant:

This Report Does Not Require Certifications by the Registrant's Principal Executive Officer and Principal Financial Officer.

Form 8-K Current Report dated June 12, 2007, Page 6 of 6